UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005


                              Lincoln Park Bancorp
                              --------------------
             (Exact name of registrant as specified in its charter)


           Federal                     000-51078                  61-1479859
-----------------------------     ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


31 Boonton Turnpike, Lincoln Park, New Jersey                       47025
---------------------------------------------                    ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------


                                 Not Applicable
              ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         This  amended  Form 8-K is being filed to amend Item 4.01 and to refile
Exhibit 2.


Item 4.01         Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

         On April 1, 2005, Radics & Co. LLC, ("Radics") merged with Beard Miller Company LLP ("Beard Miller") to become the Pine Brook, New Jersey office of Beard Miller. As a result, on April 1, 2005, Radics resigned as independent auditors of the Company. On April 1, 2005, the Company engaged Beard Miller as its successor independent audit firm. The Company's engagement of Beard Miller has been approved by the Company's Audit Committee.

         The reports of Radics on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2004, and December 31, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the years ended December 31, 2004 and 2003, and in connection with the audit of the Company's financial statements for such periods, and during the subsequent interim period from December 31, 2004 to April 1, 2005, there were no disagreements between the Company and Radics on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radics, would have caused Radics to make reference to such matter in connection with its audit reports on the Company's financial statements.

         The Company has provided Radics with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Radics deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of Radics letter is filed as Exhibit 16 hereto.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)               Financial statements of businesses acquired.   Not Applicable.

(b)               Pro forma financial information.   Not Applicable.

(c)               Exhibits.

                  The following exhibit is attached as part of this report:

                  Exhibit 16        Letter of Radics & Co., LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           LINCOLN PARK BANCORP


DATE:  April 26, 2005                   By: /s/ Donald S. Hom
                                           -------------------------------------
                                           Donald S. Hom
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 16        Letter of Radics & Co., LLC